SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
January 24, 2001

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-8185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)		48640 (Zip Code)

Registrant's telephone number, including area code: (517) 839-5350

Item 2.          Acquisition or Disposition of Assets.

                    Pursuant to an Agreement and Plan of Merger dated as of August 21, 2000 (the "Merger Agreement"), Shoreline Financial Corporation, a Michigan corporation located in Benton Harbor, Michigan ("Shoreline"), was merged with and into Chemical Financial Corporation ("Chemical") effective as of 11:59 p.m. on January 9, 2001 (the "Merger"). As a result of the Merger, Chemical owns Shoreline Bank and all of the other assets of Shoreline.

                    Under the Merger Agreement, each share of Shoreline common stock, without par value ("Shoreline Common Stock"), that was outstanding immediately before the effective time of the Merger will be converted into shares of Chemical common stock, $1.00 par value per share ("Chemical Common Stock"), at the rate of 0.64 shares of Chemical Common Stock for each share of Shoreline Common Stock, subject to payment in cash for fractional shares. Each share of Chemical Common Stock that was outstanding immediately before the effective time of the Merger remains outstanding after the Merger.

                    The conversion ratio of 0.64 shares of Chemical Common Stock for each share of Shoreline Common Stock was determined by the board of directors of the parties through arms'-length negotiations.

                    Chemical will not issue fractional shares of Chemical Common Stock in the Merger. A Shoreline shareholder who would otherwise have been entitled to receive a fraction of a share of Chemical Common Stock in the Merger will receive instead an amount of cash determined by multiplying that fraction by $21.5219.

Item 7.          Financial Statements, Pro Forma Financial Information, and Exhibits.

                    (a)           Financial Statements of Businesses Acquired. The following financial statements of Shoreline Financial Corporation are filed as part of this report:

                    (1)          The Audited Consolidated Financial Statements of Shoreline Financial Corporation, including the Notes thereto, and Report of Independent Auditors dated February 17, 2000 included under Part II, Item 8, Financial Statements and Supplementary Data, in Shoreline's Annual Report on Form 10-K for the year ended December 31, 1999, are here incorporated by reference.

                    (2)          The Condensed Consolidated Financial Statements (Unaudited) of Shoreline Financial Corporation, including the Notes thereto, included under Part I, Item 1, Financial Statements, in Shoreline's Quarterly Report on Form 10-Q for the period ended September 30, 2000, are here incorporated by reference.

                    (b)          Pro Forma Financial Information. The following pro forma financial information of Chemical Financial Corporation is filed as part of this report:

                    (1)          The Unaudited Pro Forma Condensed Combined Financial Statements, including the Notes thereto, included under the captions "The Merger and Merger Agreement - - Unaudited Pro Forma Condensed Combined Financial Statements" and "- - Notes to Unaudited Pro Forma Condensed Combined Financial Statements" on pages 47 through 54, inclusive, of Amendment No. 1 to the Form S-4 Registration Statement of Chemical Financial Corporation (Reg. Stmt. #333-48832) filed with the Commission on November 13, 2000 (the "Registration Statement"), are here incorporated by reference.
(c)	Exhibits.

	2.1	Agreement and Plan of Merger dated as of August 21, 2000. Previously filed as Exhibit 2 to the Registration Statement. Here incorporated by reference.

	23.1	Consent of Independent Auditors.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	January 24, 2001	CHEMICAL FINANCIAL CORPORATION (Registrant)

		By:	/s/Lori A. Gwizdala Lori A. Gwizdala Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Document

2.1	Agreement and Plan of Merger dated as of August 21, 2000. Previously filed as Exhibit 2 to the Registration Statement. Here incorporated by reference.

23.1	Consent of Independent Auditors.